Exhibit 10.4

OUTPUT PURCHASE CONTRACT

Party A: (Buyer): ZIBO BROADBOND INTERNATIONAL TRADE CO LTD.

甲方 (买方) 淄博宽带工贸有限公司 淄博宽带

Party B: (Seller): EARTH GEN BIOFUEL INC. (A Nevada Corp.) and or its subsidiaries or affiliates.

乙方（卖方）Earth Gen Biofuel Inc., 或其关系下属企业

DATE:	JANUARY 25, 2014
2014年 1月 25 日

We, Zibo Broadbond International Trade Co. Ltd. (Hong Cai), hereby confirm that we are ready, willing and able to purchase the following commodity as per the specification and in the quantity and for the price as specified in the terms and conditions as stated below. This representation is made with full corporate authority and responsibility of the above.

我公司，山东虹彩工贸有限公司（虹彩）,兹此证实,我们已经做好准备,愿意并且有能力，可按照以下所规范的数量和所述的条款及条件所指定的价格购买以下商品.这項承诺獲得上述本企业的合作和责任.

COMMODITY: CASTOR BEAN (RICINUS COMMUNIS）SEEDS produced from hybrid seeds developed and cultivated by Zibo Academy of Agricultural Science of the high oil content varieties Number 1 to number 9.

商品:由淄博农业科学研究院培育的杂交蓖麻 (学名为 RICINUS COMMUNIS)种子，高含油量品种 1号到9号种子的所有耕种出来的蓖麻豆产量.

COUNTRY OF ORIGIN: VIETNAM and LAOS

原产地：越南。老挝

SPECIFICATIONS:

Oil Content NOT less than 45% by weigh 含油量比重不低于 45%

Foreign Matter no more than 5% 净籽率95%以上

Other impurity 1% or Less 其它杂质不超过1%

Moisture of 9% or less 水份不超过9%

No mildew 无霉变

PACKING: By Shipping Container Load, delivered in plastic bags

包装方式：海运集装箱负载，以塑编袋装交付蓖麻种子

TOTAL QUANTITY: Buyer desires to purchase Castor Seeds on a continuing and ongoing basis. Seller is willing to enter into this agreement to sell to Buyer based on Buyer’s willingness to purchase the entire output of castor seed from Earth Gen-Biofuel and it’s subsidiaries and or affiliates on a long-term continuous bases.

总量: 买家希望在持续和长期的基础上的购买产家生产的所有蓖麻种子.卖方公司（Earth Gen Biofuel）愿意进入这个协议长期出售给买家.

The first period deliveries are expected to be up to and in excess of 2,000 Metric Tons over the first 18 months period starting April 1, 2014. The Buyer agrees to accept any and all deliveries from Seller up to 100,000 metric tons per 12-month period. Buyer must notify Seller 60 days in advance if the Buyer wants to alter or adjust the amount of deliveries or the schedule of deliveries.

由2014年                                           4月开始后18个月内预计第一期交货超过 二千（2,000）公吨。收购方同意接受任何和所有从卖方交付每12个月期间的十万（100,000）公吨.如果买方想改变或调整金额,交付时间表,必需在六十天前提前通知卖方.

SHIPMENTS: By Multiple Shipping Container Deliveries of 18 to 21 Metric Tons (+/- 5%)

发货:集装箱交付18至21万吨（+/ - 5％）

DESTINATION PORT: QINGDAO Port, China

到岸港口：中国 青岛

CONTRACT LENGTH: 24 Months

合约有效期 ：24个月

PRICE: US$ 650 per metric ton FOB，for all deliveries made from April 1, 2014 through September 20. 2014. Thereafter the price will be based on the following formula;

The Base Price for the pricing formula will be set for a period of 6 months at a time from the date of this agreement. The Base Price for each 6-month period is determined in advance based on the average volume weighted trading price for Castor Seeds 6 month out delivery contract as quoted on the National Commodities and Derivatives Exchange of India (“NCDEX” Trading System). The Base Purchase Price will be the average of the price as quoted for the 6 month futures contract for the average of 7 trading days preceding the date for determining the 6 month Base Purchase Price. Once the Base Purchase Price is determined, the Contract Purchase Price will be 95% of the Base Purchase Price and not less than US$650 per metric ton, then the Buyer and Seller shall renegotiate a new delivery price for that period to assure profitability for noth Buyer and Seller.

收购价格：每公吨,每吨离岸价为650美元。从2014年 4 月一号至 2014年九月三十号后则价格将根据以下公式。

1./ 基本 FOB越南,老挝价格的定价公式将被设置为每一个为期6个月的时间。

2./ 以印度期货市场，或National Commodities and Derivatives Exchange of India (“NCDEX” Trading System) 的价格为标准价的 95%. 但永远不得低于650 美元一顿, 为任何一个越南港口的离岸价，

例如：NCDEX 价为 $750. 750.00 * 95%= $712. 50

INSPECTION: Specifications as to quality, quantity and to be verified by Independent Lab at the Sellers Cost, or at the option of the buyer, inspection maybe conducted by Zibo Academy of Agricultural Science prior to Shipment.

质量检验：在发货前检验：卖方付费, 由独立实验室,或买方可选择由淄博农科院进行验证成品规格,质量,数量.

PAYMENT INSTRUMENT: by an irrevocable, at sight, revolving, transferable and divisible commercial Letters of Credit (L/C) from one of the major Chinese Bank that is acceptable to the Seller to accommodate the year round and multiple deliveries)

付款方式：由买方出具不可撤销的，即期，循环式，可分割，可转让的商务信用证 （L/C）以配合多次及周年的出货期。

LIQUIDATED DAMAGE: The Buyer and Seller agree to use its best effort to perform the terms of this agreement in good faith. However, regardless of the cause or reason, after the payment has been issued by the Buyer, and the Seller fails to make any deliver, then the Seller is responsible for repaying all the cost associated with Buyer issuing the L/C, including but not limited to issuing fee, interests charge.

补偿条款：买卖双方同意用最大的诚意及努力来达成本合约的所有条款，但一旦买方出具不可撤销的信用证后，无论任何原因，如卖方未能够达成合议中的条款发货，则卖方将补偿买方开证所有的费用，包括但不限于开证费，利息等等。

ENFORCABILITY: This agreement is made in three counter copies and each is considered a original, and each clause written in both Chinese and in English. Both languages are of equal validity, and each has the same and equal legal effect. In case of any dispute arising from or in connection with this Purchase Contract, it shall be settled according to relevant laws and regulations in any jurisdiction of mutual agreement.

法律效果：本合约一式三份，同为原本，并本合约同时由中文及英文表述，两者语言具有同等效力，并有同等法律效果。如产生与本采购合同的任何争议，应根据有关法律，法规解决在双方都可接受的仲裁单位解决。

☐Signature Page Follows/Below Left Blank Intentionally☐

BANKING INFORMATION

LC ISSUING / BUYERS BANK:

BANK NAME: ___QISHANG BANK_____________________

FULL ADDRESS: __NO. 105 ZHONGXIN ROAD, ZHANGDIAN,

ZIBO, SHANDONG, P.R. CHINA__

Telephone: ____XXXXXXXXXXXX_____________________________

Facsimile: _______________________________________

BANK OFFICER: __________________________________

POSITION: __________________________________

SWIFT NUMBER: __________________________________

ACCOUNT NUMBER: ____XXXXXXXXXX_____________

____________________________

Buyer Name (Signature and Seal)

Title:

SELLERS BANK:

BANK NAME: Cathay Bank

FULL ADDRESS:6110 Spring Mountain Rd, Las Vegas, NV. 89146

Telephone: XXXXXXXXXXX

Facsimile: _______________________________________

BANK OFFICER: XXXXXXXXXX

POSITION: Assistant Vice President

SWIFT NUMBER: _CATHUS6L____________________

ACCOUNT NUMBER: XXXXXXXXXX______________

____________________________________________

Seller’s Name (Signature)

George Shen

Title: Chairman and Chief Executive Officer

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